UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 26, 2016

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98, Ireland

(Address of principal executive offices, including zip code)

+353 5793 24522

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 26, 2016, Nexvet Biopharma public limited company (the “Company”) issued a press release announcing outcomes from its pilot field study of NV-02, the Company’s anti-nerve growth factor monoclonal antibody therapy in development for the control of pain associated with osteoarthritis in cats.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press release dated May 26, 2016 regarding NV-02 pilot field study outcomes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: May 26, 2016